UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 22, 2024

Date of Report (Date of earliest event reported)

Airship AI Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40222	93-4974766
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

8210 154th Ave NE Redmond, WA	98052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 462-4250

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AISP	The Nasdaq Stock Market LLC
Warrants	AISPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement

On June 22, 2024, Airship AI Holdings, Inc. (the “Company”) entered into an Extension Agreement with Platinum Capital Partners Inc. (“Platinum”) related to an Amended and Restated Senior Secured Convertible Promissory Note in the principal amount of $2,000,000. The Extension Agreement extends the due date of the Senior Secured Convertible Promissory Note issued to Platinum from June 22, 2024 to June 22, 2025. The Company issued 232,360 of the Company’s restricted common Stock in payment of all interest and extension fees through June 22, 2025. Subject to the terms and conditions of this Agreement, for a period commencing on December 22, 2024 and ending at the close of business on December 22, 2025, Platinum has a one-time put right to have the Company purchase all or a portion of Platinum 232,360 restricted shares at $2.27518 per share. The Company entered into piggyback registration rights with Platinum.

At the option of Platinum, the $2,000,000 principal amount of the Note is convertible into shares of the Company’s common at a conversion price per share equal to the lower of (i) $3.69717, subject to appropriate adjustment as provided in the Note, and (ii) 65% of the VWAP for the common stock for the preceding five trading days immediately prior to any conversion, but in no event below $2.27518, subject to appropriate adjustment as provided in the Note. The Note contains “weighted average” anti-dilution protection for issuances of shares of common stock or common stock equivalents at a price less than the conversion price then in effect. The $2,000,000 principal amount of the Note is registered on Form S-1.

The obligations under the Note are secured by a blanket lien on all assets of the Company pursuant to an Amended and Restated Security Agreement dated February 2, 2024 and are guaranteed pursuant to an Amended and Restated Guaranty dated February 2, 2024 and the Company also concurrently entered into an Amended and Restated Subordination Agreement.

The foregoing summaries of the terms and conditions of the Extension Agreement set forth herein do not purport to be complete and are qualified in their entirety by the full text of the forms of the Extension Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in its entirety under this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated in its entirety into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description of Exhibit

10.1	Extension Agreement between Airship AI Holdings, Inc. and Platinum Capital Partners Inc. dated June 22, 2024.
99.1	Press release issued on June 24, 2024.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2024

AIRSHIP AI HOLDINGS, INC.

	By:	/s/ Victor Huang
	Name:	Victor Huang
	Title:	Chief Executive Officer

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